Exhibit 10.11(g)

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT dated as of February 13, 2014 (the “Amendment”) is entered into among Spark Networks USA, LLC, a Delaware limited liability company (the “Borrower”), Sparks Networks, Inc., a Delaware corporation (the “Parent”), the Subsidiary Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Parent, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of February 14, 2008 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Maturity Date” means March 14, 2014, as such date may be extended in accordance with Section 2.14; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

2. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

3. Reaffirmation of Credit Agreement. The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.

4. Reaffirmation of Guaranties. Except as expressly provided herein, each Guarantor hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents to which it is a party, (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Loan Documents to which it is a party and (d) each Guarantor agrees that the Subsidiary Guaranty and the Parent Guaranty, as applicable, remains effective with respect to the new Borrower.

5. Reaffirmation of Security Interests. Except as expressly provided herein, each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

6. Representations and Warranties/No Default.

(a) By its execution hereof, each Loan Party hereby certifies that after giving effect to this Amendment:

(i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein, except:

(A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(B) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(C) that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects as of the date hereof (subject to clause (A) above); and

(ii) no Default or Event of Default (other than the anticipated Event of Default under Section 7.12(b) of the Credit Agreement for the fiscal quarter ended December 31, 2013) has occurred and is continuing as of the date hereof or would result after giving effect to the transactions contemplated hereunder.

(b) By its execution hereof, each Loan Party hereby represents and warrants that such Person has all requisite power and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(c) This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other secured electronic format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SPARK NETWORKS USA, LLC, as Borrower

By:	/s/ Brett Zane
Name:	Brett Zane
Title:	Chief Financial Officer

SPARK NETWORKS, INC., as Parent

By:	/s/ Brett Zane
Name:	Brett Zane
Title:	Chief Financial Officer

LOV USA, LLC, as Subsidiary Guarantor

By:	/s/ Brett Zane
Name:	Brett Zane
Title:	Chief Financial Officer

MINGLEMATCH, INC., as Subsidiary Guarantor

By:	/s/ Brett Zane
Name:	Brett Zane
Title:	Treasurer

HURRYDATE, LLC, as Subsidiary Guarantor
By: LOV USA, LLC, its Sole Member

By:	/s/ Brett Zane
Name:	Brett Zane
Title:	Chief Financial Officer

SN EVENTS, INC., as Subsidiary Guarantor

By:	/s/ Brett Zane
Name:	Brett Zane
Title:	Chief Financial Officer

KIZMEET, INC., as Subsidiary Guarantor

By:	/s/ Brett Zane
Name:	Brett Zane
Title:	Chief Financial Officer

SN HOLDCO, LLC, as Subsidiary Guarantor

By:	/s/ Brett Zane
Name:	Brett Zane
Title:	Chief Financial Officer

3	SPARK NETWORKS USA, LLC SIXTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	bank of america, n.a.,
as Administrative Agent

	By:	/s/ Genane Maalouf
	Name:	Genane Maalouf
	Title:	Vice President

LENDERS:	bank of america, n.a.,
as Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Genane Maalouf
	Name:	Genane Maalouf
	Title:	Vice President

4	SPARK NETWORKS USA, LLC SIXTH AMENDMENT TO CREDIT AGREEMENT